                                                                   EXHIBIT 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                              DISTRIBUTION DATE:       JUNE 28, 2004
                                                       ------------------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                                   $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)         ------------------------
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                          $11,140,111.50
            ( $0.00004612883            per $1,000 original principal amount of Class II-A-2 Notes)        ------------------------
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                                     $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)           ------------------------
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                                  $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)        ------------------------
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                          $9,840,740.43
            ( $0.00002574762            per $1,000 original principal amount of Class II-A-2 Notes)        ------------------------
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                                    $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)         ------------------------
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                              $618,181.80
            ( $0.00000255976            per $1,000 original principal amount of Class I-A-2 Notes)         ------------------------
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                                 $44,059.17
            ( $0.00000419611            per $1,000 original principal amount of Class I-B Notes)           ------------------------
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                                   $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)        ------------------------
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                           $1,251,523.61
            ( $0.00000327453            per $1,000 original principal amount of Class II-A-2 Notes)        ------------------------
              --------------------------

(xi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

           (1)Distributed to Class I-A-1 Noteholders:       $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------
           (2)Distributed to Class I-A-2 Noteholders:       $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (3)Distributed to Class I-B Noteholders:         $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (4)Distributed to Class II-A-1 Noteholders:      $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
           (5)Distributed to Class II-A-2 Noteholders:      $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------
           (6)Balance on Class I-A-1 Notes:       $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)



                              DISTRIBUTION DATE:       JUNE 28, 2004
                                                       ------------------------

           (7)Balance on Class I-A-2 Notes:       $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (8)Balance on Class I-B Notes:         $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (9)Balance on Class II-A-1 Notes:      $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10)Balance on Class II-A-2 Notes:      $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
            ( $0.00                     with respect to the Class I-A-1 Notes,
              --------------------------
              $0.00                     with respect to Class I-A-2 Notes, and
              --------------------------
              $0.00                     with respect to Class I-B Notes), and
              --------------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
            ( $0.00                     with respect to Class II-A-1 Notes and
              --------------------------
              $0.00                     with respect to the Class II-A-2 Notes); and
              --------------------------
              the total outstanding amount owed to the Cap Provider:
              $0.00                     with respect to the Group I Cap Agreement and
              --------------------------
              $0.00                     with respect to the Group II Cap Agreement.
              --------------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:            $193,451,504.41           and
                                                                                           -----------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:           $348,933,347.96
                                                                                           -----------------------
(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                       $0.00
                                                                                 --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:           -
                                                                 --------------------------------
         (b)    (1)outstanding principal amount of CLASS I-A-2 Notes:             $182,951,504.41
                                                                                 --------------------------
                (2)Pool Factor for the Class I-A-2 Notes:        0.757563200
                                                                 --------------------------------
         (c)    (1)outstanding principal amount of CLASS I-B Notes:                $10,500,000.00
                                                                                 --------------------------
                (2)Pool Factor for the Class I-B Notes:          1.000000000
                                                                 --------------------------------
         (d)    (1)outstanding principal amount of CLASS II-A-1 Notes:                      $0.00
                                                                                 --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:          -
                                                                 --------------------------------
         (e)    (1)outstanding principal amount of CLASS II-A-2 Notes:            $348,933,347.96
                                                                                 --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:       0.912960100
                                                                 --------------------------------
(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                  1.11000%
                                                                                                                     --------------
                (2)the Student Loan Rate was for Group I:        5.92396%                  and Group II:   3.25000%
                                                                 ---------------------                     ---------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)



                              DISTRIBUTION DATE:       JUNE 28, 2004
                                                       ------------------------

         (b) Note Interest Rate for the CLASS I-A-1 Notes:       1.18000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      1.26000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        1.66000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     1.26000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     1.38000%              based on       Index-based Rate
                                                                 ---------------------                --------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                 $246,191.97            with respect to the GROUP I Student Loans and
              --------------------------
                 $440,267.05            with respect to the GROUP II Student Loans
              --------------------------
            ( $0.00000251216            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000101943            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00002344685            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000649361            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000115193            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                   $1,070.01            with respect to the GROUP I Notes and
              --------------------------
                   $1,929.99            with respect to the GROUP II Notes
              --------------------------
            ( $0.00000001092            per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
              $0.00000000443            per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
              $0.00000010191            per $1,000 original principal balance of Class I-B Notes,
              --------------------------
              $0.00000002847            per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
              $0.00000000505            per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                       $0.00            with respect to the GROUP I Student Loans
              --------------------------
                       $0.00            with respect to the GROUP II Student Loans
              --------------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     161                           $3,175,123
              61-90 Days Delinquent                     101                           $2,025,201
              91-120 Days Delinquent                     93                           $1,769,947
              More than 120 Days Delinquent             269                           $4,439,257
              Claims Filed Awaiting Payment              41                              $44,140

                   and with respect to the GROUP II Student Loans.

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     761                           $6,962,862
              61-90 Days Delinquent                     378                           $3,947,260
              91-120 Days Delinquent                    260                           $2,265,433
              More than 120 Days Delinquent              92                             $967,077
              Claims Filed Awaiting Payment              89                           $1,247,135

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)



                              DISTRIBUTION DATE:       JUNE 28, 2004
                                                       ------------------------

(xix)    Amount in the GROUP I PRE-FUNDING Account:         $0.00
                                                            -------------------------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:      $0.00
                                                            -------------------------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:        $0.00
                                                            -------------------------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:      $0.00
                                                            -------------------------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                 $112,000.00
                                                                                                                -------------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:   $0.00
                   ---------------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy
         $0.00
         --------------------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $37,348.57   ;
                                                                                                                      --------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                      $0.00   ;
                                                                                                                      --------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00          ;
                                                                                                       ---------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00          ;
                                                                                                       ---------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
             $0.00                ; and
             --------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $40,269.77   ;
                                                                                                                      -------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                      $0.00   ;
                                                                                                                      -------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00          ;
                                                                                                       ---------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00          ;
                                                                                                       ---------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:

             $0.00
             ---------------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00          ;
                                                                                                           ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00          ;
                                                                                                           ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                    $0.00          ;
                                                                                                      ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                  $0.00          ; and
                                                                                                      ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                 $0.00          .
                                                                                                      ---------------